                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1995 to July 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of August, 1995.

                             GREEN TREE FINANCIAL CORP.



                             BY: /s/ Phyllis A. Knight
                                 -----------------------------
                                 Phyllis A. Knight
                                 Assistant Vice President and
                                   Assistant Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of August, 1995.

                             GREEN TREE FINANCIAL CORP.



                             BY: /s/ Phyllis A. Knight
                                 -----------------------------
                                 Phyllis A. Knight
                                 Assistant Vice President and
                                   Assistant Controller

                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.15%
                               GREEN TREE TRUST
                                    1995-B
                                MONTHLY REPORT
                                   July 1995


                                             Distribution Date:  8/15/95
                                             CUSIP#:  393505 FL1
                                             Trust Account:  3334061-0


A.   Collected Amount                                      $416,649.80

B.   Delinquent Payments Advanced/Recovered                   1,963.09

C.   Aggregate Repurchase Price for Contracts
     to be Repurchased                                             .00

D.   Amount Available (A+B+C)                               418,612.89

E.   Monthly Principal (8.15%)                               71,742.04

     (1)  Regular Principal Payments           $100,389.45
     (2)  Principal Prepayments                 182,428.61
     (3)  Delinquent Principal Advanced           9,331.85
     (4)  Net Losses                              9,188.41
     (5)  Contracts Repurchased due to Breach
          of Representations and Warranties
          (See attached)                                .00
     (6)  Bankruptcy Write-Down                         .00
     (7)  Unpaid Principal from Prior Months            .00
     (8)  Delinquent Payments Recovered           (8,067.66)

          Total Principal                                   293,270.66

G.   Monthly Servicing Fee (.75%)                             6,602.03

H.   Advances Reimbursed
     (1)  Prior Advances that have been recovered            14,697.84
     (2)  Uncollectible Advances                                   .00

I.   Guaranty Fee                                            46,998.16

J.   Shortfall ((E+F)-D)                                           .00

K.   Guaranty Payment (lesser of J or Guaranty Amount
     from prior month)                                             .00

L.   Aggregate Certificate Principal Balance             10,269,974.51

M.   New Guaranty Amount (lessor of (1) Guaranty
     Amount from prior month - K or (2)L)                 1,217,947.00

N.   Remaining Principal Balance                         10,269,974.51

O.   Pool Factor
     (1)  Previous Month Pool Factor                         .86729932
     (2)  Current Month Pool Factor                          .84322022

                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.15%
                               GREEN TREE TRUST
                                    1995-B
                                MONTHLY REPORT
                                   July 1995


                                             Distribution Date:  8/15/95
                                             CUSIP#:  393505 FL1
                                             Trust Account:  3334061-0


P.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts

     (a)  31-59 days                   47,805.24   7
     (b)  60-89 days                   10,306.40   3
     (c)  90 or more days               4,387.33   1

Q.   Liquidated Contracts                                     9,250.80

R.   Number of Loans Remaining                                   1,836


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1995-B
                                  July, 1995
                              Defaulted Contracts

                                                           Estimated
                                           Repurchase       Loss at
Account#      Principal      Interest        Amount        Sale Date
--------      ---------      --------      ----------      ---------

15657180       6,472.05        43.95        6,516.00        7,091.67
15677115       2,716.36        18.44        2,734.80        2,845.96
              ---------       ------       ---------       ---------
TOTALS        $9,188.41       $62.39       $9,250.80       $9,937.63
              =========       ======       =========       =========